Goodwill and Intangible Assets - Net - Summary of Expected Amortization Expense Relating to Intangible Assets (Detail) - USD ($) $ in Thousands	Sep. 30, 2020	Sep. 30, 2019
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2021	$ 49,802
2022	44,347
2023	39,219
2024	34,227
2025	29,281
Thereafter	95,498
Total	$ 292,374	$ 342,418